EXHIBIT 10.30

                                                          LIST OF INVESTORS FOR
                                                          SUBSCRIPTION AGREEMENT
                                                          AND WARRANT

                                LIST OF INVESTORS

                                                          Number        Number
Name of Investor                                         of Shares   of Warrants
----------------                                         ---------   -----------
Special Situations Fund III, L.P.                         320,000       80,000
Special Situations Cayman Fund, L.P.                       80,000       20,000
Special Situations Private Equity Fund, L.P.              172,000       43,000
Special Situations Technology Fund, L.P.                   32,000        8,000
Special Situations Technology Fund II, L.P.               196,000       49,000
Goldman Sachs Asset Management, L.P.                      120,000       30,000
SEI Institutional Investments Trust Small Cap Fund         25,000        6,250
Optimix Investment Management Limited                      19,000        4,750
SEI U.S. Small Companies Fund                              12,000        3,000
J B  Were Global Small Companies Fund                       6,500        1,625
SEI Institutional Investments Trust, Small Cap Fund        30,000        7,500
Seligman Global Fund Series, Inc.                          40,000       10,000
SEI Institutional Managed Trust, Small Cap Growth Fund     70,000       17,500
Pension Plan for Management and Professional Employees
    of Telus Corporation                                    1,500          375
Retail Employees Superannuation Trust                      13,000        3,250
TELUS Corporation Foreign Equity Active Pool                3,500          875
Wellington Management Portfolios (Dublin) -
    Global Smaller Companies Equity Portfolio              20,500        5,125
J B Were Global Small Companies Pooled Fund                50,000       12,500
Telstra Super Pty Ltd.                                      8,000        2,000
Clifford J. Kalista 401K                                   50,000       12,500
Phyllis D. Kalista 401K                                    10,000        7,500
Clifford J. Kalista and Phyllis D. Kalista JTWROS          60,000       15,000
Lyxor/Balboa Fund, Ltd.                                   116,100       29,025
The Chelonia Fund, LP                                      13,500        3,375
The Balboa Fund, Ltd.                                      30,600        7,650
The Balboa Fund, LP                                        39,800        9,950
Jody Miller                                                10,000        2,500
Sandor Capital Master Fund LP                              34,000        8,500
David Cumming                                               5,280        1,320
PRAMHOLD & Co.                                             80,000       20,000
Banco Del Gottardo                                         66,666       16,666
Precept Capital Master Fund, GP                            33,333        8,333
William J. Harrison                                        10,000        2,500
Robert S. Colman Trust u/d/t 3/13/85                       50,000       12,500
Sherleigh Associates Defined Benefits Pension Plan        133,333       33,333
Sherleigh Associates Profit Sharing Plan                  133,333       33,333
Northwood Capital Partners, L.P.                           75,000       18,750
Cabernet Partners, L.P.                                    50,000       12,500
Chardonnay Partners, L.P.                                  20,000        5,000
VFT Special Ventures, Ltd.                                 20,023        5,005
Insignia Partners, L.P.                                    60,000       15,000
Sean McDermott                                              3,000          750
Anthony McDermott                                          22,000        5,500
Richard A. Jacoby                                          10,000        2,500
The Ecker Family Partnership                               10,000        2,500
Amir L. Ecker                                              25,000        6,250
Amir L. Ecker IRA_UBS Financial Services Custodian         30,000        7,500
Dennis L. Adams                                            50,000       12,500
SRB Greenway Capital, L.P.                                 15,186        3,796
SRB Greenway Capital, (QP), L.P.                          108,146       27,036
SRB Greenway Offshore Operating Fund, L.P.                 10,001        2,500
SF Capital                                                133,333       33,333
ACT Capital Partners, LP                                   50,000       12,500
Barbara Parker                                             46,666       11,666
Brenda Mittelman                                           10,000        2,500
Henry Mittelman Revocable Living Trust                     30,000        7,500
Gregory L. Berlacher                                        6,700        1,675